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EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
      PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with this quarterly report on Form 10-Q, that:

     - the report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities and Exchange Act of 1934, as amended, and

     - the information contained in the report fairly presents, in all material respects, the Corporation's financial condition and results of operations of the corporation as of the dates and for the periods expressed in this quarterly report.


/s/ Kevin A. Schmidt
Kevin A. Schmidt, Principal Financial Officer

Dated: November 6, 2007


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